Exhibit 32.1
Certification of CEO and CFO Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the quarterly report of Lightning eMotors, Inc. on Form 10-Q for the period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof, I, Timothy Reeser, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
(1)The quarterly report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Lightning eMotors, Inc.
In connection with the quarterly report of Lightning eMotors, Inc. on Form 10-Q for the period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof, I, David Agatston, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
(1)The quarterly report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Lightning eMotors, Inc.
Date: May 17, 2023

By:	/s/ Timothy Reeser
Name:	Timothy Reeser
Title:	Chief Executive Officer (Principal Executive Officer)
Date: May 17, 2023

By:	/s/ David Agatston
Name:	David Agatston
Title:	Chief Financial Officer (Principal Financial Officer)
The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of Lightning eMotors, Inc., regardless of any general incorporation language in such filing.